UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2009

Commission File Number: 333-142860

NACEL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	20-4315791
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 17th Street, Suite 2800S Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(720) 204-1150
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On January 6, 2009, Nacel Energy Corporation (the Company or Registrant) confirmed that it has commenced the collection of site specific wind measurement data at its Channing Flats location in Moore County Texas, with the installation of a 60 meter (200 ft.) NRG Systems meteorological tower. A copy of the press release pertaining to the foregoing is attached hereto as an exhibit.

For additional details and background concerning the Company’s wind energy projects and business, see the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Item 9.01 – Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NACEL ENERGY CORPORATION

Date: January 6, 2009	By: /s/ Brian Lavery
Brian Lavery, President and Principal Executive Officer